UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2019

Bellicum Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800 Houston, TX		77030
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 832-384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLCM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

In this report, “we,” “us” and “our” refer to Bellicum Pharmaceuticals, Inc.

Item 7.01 Regulation FD Disclosure.
On June 1, 2019, we issued a press release announcing updated safety and activity data for BPX-601 from a Phase 1/2 study in patients with metastatic pancreatic cancer expressing prostate stem cell antigen. A copy of the press release is attached hereto as Exhibit 99.1.
An updated company slide presentation, which may be given at meetings with institutional investors or analysts, is attached hereto as Exhibit 99.2.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.
By filing this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, and furnishing this information, we make no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of our filings with the SEC and other public announcements that we make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 8.01 Other Events.
On June 1, 2019, we presented a poster containing updated data from the aforementioned BPX-601 Phase 1/2 study at the 2019 American Society for Clinical Oncology (“ASCO”) Annual Meeting. A copy of the poster, titled Ligand-Inducible, Prostate Stem Cell Antigen (PSCA)-Directed GoCAR-T® Cells in Advanced Solid Tumors: Preliminary Results with Cyclophosphamide (Cy) ± Fludarabine (Flu) Lymphodepletion (LD), is attached hereto as Exhibit 99.3. This poster may be presented at future meetings with institutional investors or analysts. We previously presented a draft version of this poster, attached hereto as Exhibit 99.4, at meetings with institutional investors.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 1, 2019.
99.2	Slide presentation.
99.3
Poster, titled Ligand-Inducible, Prostate Stem Cell Antigen (PSCA)-Directed GoCAR-T® Cells in Advanced Solid Tumors: Preliminary Results with Cyclophosphamide (Cy) ± Fludarabine (Flu) Lymphodepletion (LD), presented on June 1, 2019 at ASCO Annual Meeting.

99.4
Draft version of poster, titled Ligand-Inducible, Prostate Stem Cell Antigen (PSCA)-Directed GoCAR-T® Cells in Advanced Solid Tumors: Preliminary Results with Cyclophosphamide (Cy) ± Fludarabine (Flu) Lymphodepletion (LD).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: June 3, 2019	By:	/s/ Richard A. Fair
Richard A. Fair
President and Chief Executive Officer
(Principal Executive Officer)